Victory Portfolios

Victory Tax-Exempt Fund

Supplement dated February 23, 2023,

to the Summary Prospectus dated May 1, 2022, as Supplemented

This supplement amends the Summary Prospectus of the above-referenced Fund and is in addition to any other supplements. Please review this important information carefully.

Effective at the start of business on April 24, 2023, USAA Investments, a Victory Capital Management Inc. Investment Franchise, that currently manages the Victory Tax Exempt Fund, will change its name to Victory Income Investors.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.